                            SUPPLEMENT TO PROSPECTUS
              FOR THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A)
                               SEPARATE ACCOUNT A
                              DATED JANUARY 3, 2003

                         (FOR USE IN MASSACHUSETTS ONLY)

The following disclosure is added under the section titled "No-Lapse Guarantee"

If you pay only the premium required to satisfy the No-Lapse Guarantee, you may be foregoing the advantage of building up significant policy value under this policy. The financial consequences of having little or no policy value include: a lower death benefit under option 2 than would otherwise be the case, less available loan value, and less net cash surrender value available for partial withdrawals or surrender of the policy.

                          SUPPLEMENT DATED MAY 7, 2003

SVUL 2003 Supp 5/7/2003